                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            TENDER OF COMMON SHARES
            (INCLUDING THE ASSOCIATED COMMON SHARE PURCHASE RIGHTS)
                                       OF

                                  MEDEX, INC.

     As set forth in Section 3 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for common shares, par value $.01 per share, including the associated common share purchase rights (the "Shares"), of Medex, Inc., an Ohio corporation (the "Company"), are not immediately available or time will not permit all required documents to reach The Bank of New York (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase) or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by hand to the Depositary or transmitted by mail, overnight courier, hand or facsimile transmission to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

          By Mail:                     By Facsimile Transmission:                By Hand or Overnight
                                                                                       Courier:
       The Bank of New York              The Bank of New York                   The Bank of New York
   Tender & Exchange Department             (212) 815-6213                    Tender & Exchange Department
          P.O. Box 11248           (For Eligible Institutions Only)               101 Barclay Street
      Church Street Station             Confirm by Telephone:                  Receive and Deliver Window
  New York, New York 10286-1248             (800) 507-9357                      New York, New York 10286

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to FCY, Inc., an Ohio corporation ("Purchaser"), which is a wholly owned subsidiary of Furon Company, a California corporation ("Furon"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated November 15, 1996 (the "Offer to Purchase") and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of Shares:
                 ---------------------------------------------------------------
Share Certificate Nos. (if available):
                                      ------------------------------------------
Check ONE box if Shares will be tendered by book-entry transfer:

      [ ] The Depository Trust Company

      [ ] Philadelphia Depositary Trust Company

Account Number:
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Name of Tendering Institution:
                              --------------------------------------------------
Name(s) of Record Holder(s):
                            ----------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                (ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------
Signature (s)
             -------------------------------------------------------------------

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Dated:
---------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (i) represents that the tender of Shares effected hereby complies with Rule 14c-4 under the Securities Exchange Act of 1934, and (ii) guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book Entry Confirmation with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book entry of Shares, an Agent's Message, and any other required documents, within three trading days after the date hereof. A trading day is any day on which the NASDAQ National Market operated by the National Association of Securities Dealers, Inc. is open for business.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution. All terms used herein have the meanings set forth in the Offer to Purchase.

Name of Firm:
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Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                (ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE; CERTIFICATES FOR
      SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.